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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   April 9, 2009

                            CONSORTEUM HOLDINGS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

   Nevada                           333-140236
  --------                          ----------               ------------------
(State or other jurisdiction  (Commission File Number)          IRS Employer
of incorporation)                                            Identification No.)

               131 Court Street, #11, Exeter, New Hampshire 03833
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code    603 778-9910
                                                      ------------

                               IMPLEX CORPORATION
                               ------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR.

On April 9, 2009 the Company merged its wholly-owned Nevada subsidiary, Consorteum Holdings, Inc., with and into itself and in connection with such merger changed its name from Implex Corporation to that of the subsidiary, Consorteum Holdings, Inc. Except for the change in the Company's name, there were no other changes to the Articles of Incorporation.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             IMPLEX CORPORATION



                                             By: /s/ Richard C. Fox, Pres./CEO
                                                 ------------------

Dated: April 14, 2009